                                                                  EXHIBIT 10.110








                          ASSEMBLY (MAQUILA) AGREEMENT


                                     between




                           WILSHIRE TECHNOLOGIES, INC.
                                  as "COMPANY"




                                       and






                 WILSHIRE INTERNATIONAL DE MEXICO, S.A. DE C.V.
                                 as "CONTRACTOR"

                                      INDEX



CLAUSE                                                                        PAGE
------                                                                        ----
               Witnesseth......................................................1.

      I        Appointment.....................................................1.

      II       Delivery of materials...........................................1.

      III      Information.....................................................2.

      IV       Production estimates............................................2.

      V        Consideration...................................................2.

      VI       Accounting records..............................................3.

      VII      Company's inspections and visits................................3.

      VIII     Ownership of Materials and Fixed Assets.........................4.

      IX       Insurance.......................................................4.

      X        Sales in Mexico.................................................4.

      XI       Samples.........................................................5.

      XII      Confidentiality.................................................5.

      XIII     Compliance of laws and regulations..............................5.

      XIV      Independent Contractors.........................................5.

      XV       Term............................................................6.

      XVI      Jurisdiction....................................................6.

      XVII     Language........................................................6.

      XVIII    Notices.........................................................6.

      XIV      Previous agreements.............................................7.

EXHIBIT

          A    Employee certification

THIS ASSEMBLY (MAQUILA) AGREEMENT IS ENTERED INTO BY AND BETWEEN WILSHIRE TECHNOLOGIES, INC. ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF CALIFORNIA, UNITED STATES OF AMERICA (HEREINAFTER REFERRED TO AS THE "COMPANY"), AND BY WILSHIRE INTERNATIONAL DE MEXICO, S.A. DE C.V., A MEXICAN CORPORATION (HEREINAFTER REFERRED TO AS THE "CONTRACTOR") PURSUANT TO THE FOLLOWING RECITALS AND CLAUSES:



                                    WITNESSTH


WHEREAS, COMPANY is the owner of certain technical know-how, processes, knowledge, trade names and trademarks concerning parts, materials and equipment in connection with the manufacturing of certain products used in industrial clean rooms.

WHEREAS, the COMPANY desires to contract the assembly and/or manufacture in Mexico of various products.

WHEREAS, the CONTRACTOR has adequate industrial facilities in Tijuana, Baja California, Mexico, to assemble and/or manufacture such products and is willing to assemble and/or manufacture those products for the COMPANY under the terms and conditions hereinafter set forth.

NOW THEREFORE, in consideration of the premises and mutual promises, covenants and agreements hereinafter set forth, the COMPANY and the CONTRACTOR agree as follows:



                                     CLAUSES


FIRST.- APPOINTMENT. The COMPANY appoints the CONTRACTOR as its contract manufacturer in Mexico for the purpose of assembling and/or manufacturing for the COMPANY of various products used in industrial clean rooms, and assemblies and subassemblies therefor, and such other products as may be agreed to upon by the parties from time to time (hereinafter referred to as the "PRODUCTS"). The CONTRACTOR accepts such appointment.

SECOND.- DELIVERY OF MATERIALS. The COMPANY shall deliver to the CONTRACTOR, on a periodic basis, on consignment, such raw materials, components, subassemblies and supplies as are necessary for the assembly and/or manufacture of the Products. If appropriate, the parties shall agree in writing on any local components that should be incorporated into the assembly and/or manufacturing process.

The CONTRACTOR shall carry out the assembly and/or manufacture of the Products at its facilities in Tijuana, Baja California, Mexico, utilizing raw materials, components, subassemblies and parts ("MATERIALS") machinery, equipment, tooling, fixtures, molds, dies, jigs, testing equipment ("FIXED Assets") furnished by the COMPANY under gratuitous bailment, as well as those assets now or hereafter owned or possessed by the CONTRACTOR, if any.

For these purposes, the COMPANY will deliver to the CONTRACTOR, all the necessary Materials and Fixed Assets as may be required.

THIRD.- INFORMATION. The COMPANY shall make available to the CONTRACTOR the knowledge, technical and practical experience and all other know-how ("INFORMATION") as well as the technical assistance services necessary to enable the CONTRACTOR to perform hereunder. The CONTRACTOR guarantees that the assembly and/or manufacture of the Products shall be carried out in strict compliance with the Information and the quality guidelines of the COMPANY.

FOURTH.- PRODUCTION ESTIMATES. From time to time, the COMPANY shall notify the CONTRACTOR of the expected production schedule of the Products for the next calendar semester and shall inform the CONTRACTOR the Materials and Fixed Assets required therefor, to enable the CONTRACTOR to secure from the Federal Government of Mexico the permits and licenses necessary to import into Mexico such Materials and Fixed Assets. It shall be the exclusive responsibility of the CONTRACTOR to secure all necessary import permits and licenses in a timely fashion to allow for shipment by the COMPANY of the Materials and Fixed Assets for importation thereof, for assembly and/or manufacture by the CONTRACTOR and for shipment by the CONTRACTOR of the finished Products on schedule. The COMPANY, in turn, shall be liable for timely shipment of all such Materials the CONTRACTOR.

The COMPANY's requirements for assembled and/or manufactured Products are estimated to range from zero (0) to one million (1,000,000) units per month. The CONTRACTOR shall fill all orders within the above range not later than thirty days after receipt thereof. Should the COMPANY's actual requirements for one or more months exceed these estimates, and should the CONTRACTOR be unable to meet the excess requirements, it shall so notify the COMPANY within the five days next following receipt of the COMPANY's order for Products. Failure to serve such notice in time shall be deemed as an acceptance of the order by the CONTRACTOR.

FIFTH.- CONSIDERATION. The COMPANY agrees to pay the CONTRACTOR a sum equal to the total normal and necessary cost and expenses incurred by the CONTRACTOR, for the work hereunder, in assembling and/or manufacturing for the COMPANY the Products in its industrial plant located in San

Antonio del Mar 20301 A, Parque Industrial Valle Del Sur II, Tijuana, Baja California, Mexico, including, but not limited to, the cost of direct and indirect labor, fringe benefits, rent, utilities, purchase local components, insurance and others.

In addition to the foregoing, the COMPANY shall pay to the CONTRACTOR, for the work to be done hereunder, an assembly/manufacturing fee of two percent (2%) calculated on the above amount of expenses and costs. The parties may from time to time modify such assembly/manufacturing fee and its base for calculation.

The CONTRACTOR shall invoice the COMPANY the amounts determined under the preceding paragraphs, on a monthly basis. All invoices must be prepared in accordance with the provisions established by the Mexican tax laws and regulations. In particular, the invoices must include Mexican value added tax, if any, payable by the COMPANY. The invoices must be prepared in U.S. Dollars, converting the corresponding amount of Mexican currency at the rate of exchange published in the Federal Official Gazette each Monday following the week during which the assembly/manufacture being invoiced was performed.

The COMPANY agrees to pay the CONTRACTOR each invoice within thirty (30) days from the date of receipt. If any portion of the invoice is disputed by the COMPANY, the COMPANY agrees that it will pay the undisputed portion of the invoice within the above thirty (30) day period.

Unless otherwise instructed in writing by the CONTRACTOR, the COMPANY agrees to make all payments directly to CONTRACTOR's bank account indicated by the CONTRACTOR in writing, with instructions from the COMPANY to the bank to credit the corresponding amount to the CONTRACTOR's account.

SIXTH.- ACCOUNTING RECORDS. The CONTRACTOR will maintain accurate and complete records of all normal and necessary costs and expenses incurred by the CONTRACTOR in assembling and/or manufacturing the Products which are payable by the COMPANY under the Agreement. Such records will be maintained in accordance with recognized commercial accounting practices so they may be readily audited. The CONTRACTOR will permit the COMPANY to examine and audit these records and all supporting records at all reasonable times. The CONTRACTOR will retain all such records for a period of not less than one calendar year after the completion of this Agreement.

SEVENTH.- COMPANY'S INSPECTIONS AND VISITS. The CONTRACTOR shall allow the COMPANY's personnel access during business hours to the facility or facilities in which the work contracted hereunder is being carried out, in order for the COMPANY's personnel to provide the technical assistance indicated in Clause Third and to ascertain compliance on the part of the CONTRACTOR with all of the technical specifications and quality controls of the COMPANY in connection with the assembly and/or manufacturing process, to assure that the Materials and Fixed Assets provided to the CONTRACTOR by the COMPANY are utilized properly and exclusively for the purposes stated herein.

The CONTRACTOR will maintain accurate and complete records of all hours worked by direct labor employees engaged in the Manufacturing for which payment under this Agreement is to be computed on the basis of actual time clocked and all other costs and charges of any kind payable by the COMPANY under the Agreement. Such records will be maintained in accordance with the recognized commercial accounting practices so they may be readily audited. CONTRACTOR will permit the COMPANY to examine and audit these records and all supporting records at all reasonable times. All payments, if any, made under this Agreement by the COMPANY will be subject to final adjustments as determined by such audit(s). The CONTRACTOR will retain all such records for a period of not less than one calendar year after the completion of this Agreement.

The above assistance, inspection and auditing activities shall be carried out by those employees or agents of the COMPANY, which the COMPANY may consider appropriate. The individuals involved in carrying out such functions shall at all times be employees or agents of the COMPANY. The CONTRACTOR assumes no liability for the salaries and other benefits of such employees or agents, which shall be covered by the COMPANY, and assumes no other liability with respect to such employees or agents. Those employees or agents shall under no circumstances be considered to be subordinated to the CONTRACTOR and they shall receive all instructions and compensation directly from the COMPANY. Accordingly, no labor relationship shall be deemed to exist between the CONTRACTOR and the COMPANY's employees or agents for any purposes under Mexican law or under the laws of any other jurisdiction. The COMPANY shall hold the CONTRACTOR harmless from any salaries, other benefits or any other amounts it may be required to pay to such personnel or to third parties as a result of a final court or labor board decision, resulting from the activities of such employees or agents in Mexico.

In compliance with the foregoing provision, the COMPANY shall cause all its employees and agents who may carry out the assistance, inspection and audit functions referred to above, to execute an affidavit in the terms of the text attached hereto as Exhibit A, certifying that no labor relationship exists between them and the CONTRACTOR and that under no circumstances shall they receive or execute instructions given to them by the CONTRACTOR or its employees.

EIGHTH.- OWNERSHIP OF MATERIALS AND FIXED ASSETS. The CONTRACTOR shall under no circumstances be considered to have any proprietary interest in the Materials or in the Fixed Assets which the COMPANY may deliver to the CONTRACTOR for the purposes indicated in Clause Second above, unless otherwise agreed by the parties. Any commercial invoice which may be issued by the COMPANY in order to comply with customs requirements for the importation or exportation of any items provided by the COMPANY to the CONTRACTOR, shall not be considered for any purposes to be evidence of conveyance of title of such items in favor of the CONTRACTOR. Once the Products covered by this Agreement have been assembled and/or manufactured by the CONTRACTOR they must be returned by the CONTRACTOR to the COMPANY, at the latter's cost, to such places and destinations as the COMPANY may indicate.

NINTH.- INSURANCE. The COMPANY will obtain and maintain any and all insurance that it deems necessary or appropriate for all Materials and Fixed Assets furnished to the CONTRACTOR herein, from the time of delivery to the CONTRACTOR, until same are returned to the COMPANY. Upon written request from the COMPANY, the CONTRACTOR will acquire, through qualified brokers and at the COMPANY's expense, Mexican insurance covering the COMPANY's above mentioned assets.

TENTH.- SALES IN MEXICO. In consideration for the CONTRACTOR's assembly and/or manufacturing activities hereunder, the COMPANY may authorize the CONTRACTOR in writing to sell finished Products in Mexico, for which purpose the COMPANY shall sell to the CONTRACTOR the finished Products, at the then prevailing prices, for resale by the CONTRACTOR. In the event of any such sales, the CONTRACTOR shall secure proper approval from the competent Mexican authorities. The right granted to the CONTRACTOR to sell Products in Mexico shall be without prejudice to the right of the COMPANY to make direct sales of the Products in Mexico.

Other than as above provided, the CONTRACTOR may not, under any circumstances or for any reason, sell or in any other manner dispose of, any of the Materials or any of the Products which are the subject matter of this Agreement.

ELEVENTH.- SAMPLES. Any samples of the Products officially requested by an agency or department of the Federal Government of the United Mexican States or of the United States of America, may be delivered only upon written authorization of the COMPANY, provided an official receipt is secured by the requesting agency or department.

TWELFTH.- CONFIDENTIALITY. The CONTRACTOR will regard and preserve as confidential all Information related to the COMPANY's business, revealed to or learned by the CONTRACTOR from any source as a result of this Agreement. Except to the extent absolutely necessary and essential to the process of training employees for the assembly and/or manufacture of the Products, the CONTRACTOR will not disclose nor disseminate, nor permit to be disclosed nor disseminated, any customer list, pricing, methods, technical information, know-how, patents, trademarks, processes, programs, practices, or other material or data conceived, designed, created, developed, used, assembled or manufactured by the COMPANY.

The entire right, title, and interest, including copyright, in all original works of authorship fixed and any tangible medium of expression heretofore or hereafter created by the CONTRACTOR for the COMPANY or furnished to the COMPANY hereunder is hereby transferred to and vested in the COMPANY. The parties expressly agree to consider as work made for hire those works ordered or commissioned by the COMPANY which qualify as such in accordance with applicable copyright laws. For all such original works, the CONTRACTOR agrees to provide documentation satisfactory to the COMPANY to assure the conveyance of all such right, title, and interest, including copyright, to the COMPANY.

THIRTEENTH.- COMPLIANCE OF LAWS AND REGULATIONS . The CONTRACTOR shall comply with all existing laws and regulations in the United Mexican States in order to avoid penalties or Government actions, so as to hold all Materials, Fixed Assets or finished Products, which are owned by the COMPANY, free of any liens, claims or charges by any agency or department of the Federal, State or Municipal governments.

FOURTEENTH.- INDEPENDENT CONTRACTORS. This Agreement is entered into by independent contractors on a principal-to-principal basis. The CONTRACTOR is an independent contractor and consequently it is to carry out assembly and/or manufacture of the Products and in general it is to perform this Agreement with its own personnel and under its own direction and control. The CONTRACTOR shall not be the agent, representative or attorney-in-fact of the COMPANY and consequently it shall have no authority whatsoever to act in the name or on behalf of the COMPANY or to bind the COMPANY in any way.

FIFTEENTH.- TERM. This Agreement shall continue in force until terminated by either party. Either party may terminate this Agreement upon sixty (60) days written notice to the other party.

The CONTRACTOR shall be entitled to no payment by reason of termination of this Agreement.

Upon termination of this Agreement for whatever cause, the CONTRACTOR shall immediately return to the COMPANY, at its domicile in the United States of America or at such other place as the COMPANY may instruct, at the COMPANY's cost, all Materials, Fixed Assets and Information furnished by the COMPANY, as well as all Products in process and all finished Products. The CONTRACTOR expressly waives any right of retention it may have over the aforesaid goods.

SIXTEENTH.- JURISDICTION. For the interpretation and fulfillment of this agreement, the parties hereby expressly submit to the jurisdiction of the competent courts in the City of Tijuana, State of Baja California, Mexico, expressly waiving any other jurisdiction that might correspond to them by virtue of their present or future domicile or for any other reason whatsoever.

SEVENTEENTH.- LANGUAGE The parties agree to execute this Agreement in English and Spanish versions. In any event Spanish version shall prevail. .

EIGHTEENTH.- NOTICES. All notices required to be sent to either party of this Agreement shall be in writing and delivered personally to the address of the other party as set forth below or to such other address as may be hereafter designated in writing:


                To COMPANY:               WILSHIRE TECHNOLOGIES, INC.
                                          5861 Edison Place
                                          Carlsbad, CA 92008
                                          USA

                Attn.:                    Mr. James W. Klingler


                To CONTRACTOR:            WILSHIRE INTERNATIONAL DE MEXICO, S.A.
                                          DE C.V.
                                          San Antonio del Mar 20301 A
                                          Parque Industrial Valle del Sur II
                                          Tijuana, Baja California
                                          Mexico

                Attn.:                    Mr. Alan R. Seacord



NINETEENTH.- PREVIOUS AGREEMENTS. This Agreement substitutes any and all agreements previously existing between the parties. This Agreement may only be amended through a written agreement signed by a duly authorized representative of each party.


IN WITNESS WHEREOF, the parties have executed this Agreement through their duly authorized representatives in Carlsbad, California, United States of America, on this 3rd day of February , 1998.



          THE COMPANY                                  THE CONTRACTOR
   WILSHIRE TECHNOLOGIES, INC.               WILSHIRE INTERNATIONAL DE MEXICO,
                                                        S.A. DE C.V.


By  /s/ James W. Klingler                   By:  /s/ Alan R. Seacord
   ------------------------------               ------------------------------
Name: Mr. James W. Klingler                 Name: Mr. Alan R. Seacord
Title: Chief Financial Officer.             Title: General Manager

                                   EXHIBIT "A"



Wilshire Technologies, Inc.
5861 Edison Place
Carlsbad, CA
92008


Dear Sirs:

This will acknowledge that effective ___________, 199_, I have accepted an assignment from Wilshire Technologies, Inc. ( THE "COMPANY") to carry out services for installation, maintenance, and repair of machinery and equipment and services under which no knowledge is transmitted or under which knowledge is transmitted which is not secret, which may be obtained from the mere examination of the product and mere knowledge of the progress of technique, or which are not used in the industrial reproduction of a product or process, and therefore do not constitute "Know How" such as supervision, inspection, control and/or audit activities, related to the manufacturing and/or assembly services provided to the Company by Wilshire International de Mexico, S.A. de C.V., at the latter's facilities in Tijuana, Baja California, Mexico, for the time periods required and in the functional areas, as will be determined by the Company. I understand that the Company might also from time-to-time, enter into or amend Assembly (Maquila) Agreements with its foreign subsidiaries or contractors and I fully understand and accept the following provisions when providing services to the Company at the facilities of its foreign subsidiaries or contractors under any future Agreements:

1. Under no circumstances shall I ever be considered an employee of any subsidiary or contractor with which the Company might conduct business in a foreign country, and there shall not exist any subordinate relationship between myself and such subsidiaries or contractors and no foreign labor laws shall be applicable to any services to the Company by the undersigned in any foreign country.

2. I am aware that any services which I might render for the Company in any foreign country shall be on behalf of and for the benefit of the Company, from which I shall receive orders and instructions exclusively and from which I shall receive full compensation.

3. I understand that any orders and instructions that I might receive regarding services rendered for the Company in a foreign country must be issued by an officer or management employee of the Company. In the event that I should receive instructions from persons who are not employees of the Company, such instructions shall have to be confirmed by an officer or management employee of the Company.



_____________________________________          Date: ____________________, 199_.
           (Signature)

The State of ________________)
County of ___________________)

BEFORE ME, the undersigned a Notary Public in and for said County and State on this day personally appeared ___________________________________ known to me to be the person whose name is that the foregoing instrument, and acknowledged to me that he executed such instrument for the purpose and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF THIS OFFICE, this ____ day of __________, 199_.


My commission expires:                      ____________________________________
                                            Notary Public in and for __________,
                                            County of ________________.

Wilshire Technologies, Inc.
5861 Edison Place
Carlsbad, CA
92008


Dear Sirs:


I hereby acknowledge that effective , 19 I have accepted an assignment from Wilshire Technologies,, Inc. (THE "COMPANY"), to carry out supervision, inspection, control and/or audit activities related to the manufacturing and/or assembly services provided to the Company by Wilshire International de Mexico, S.A. de C.V., at the latter's facilities in Tijuana, Baja California, Mexico, for the time periods required and in the functional areas, as will be determined by the Company. I understand that the Company might also from time-to-time, enter into Assembly (Maquila) Agreements with its foreign subsidiaries or contractors and I fully understand and accept the following provisions when providing services to the Company at the facilities of its foreign subsidiaries or contractors under any future Agreements:

1. Under no circumstances shall I ever be considered an employee of any subsidiary or contractor with which the Company might conduct business in a foreign country, and there shall not exist any subordinate relationship between myself and such subsidiaries or contractors and no foreign labor laws shall be applicable to any services provided to the Company by the undersigned in any foreign country.

2. I am aware that any services which I might render for the Company in any foreign country shall be on behalf of and for the benefit of the Company, from which I shall receive orders and instructions exclusively and from which I shall receive full compensation.

3. I understand that any orders and instructions that I might receive regarding services rendered for the Company in a foreign country must be issued by an officer or management employee of the Company. In the event that I should receive instructions from persons who are not employees of the Company, such instructions shall have to be confirmed by an officer or management employee of the Company.



_____________________________________          Date: ____________________, 199_.
           (Signature)

The State of ________________)
County of ___________________)



BEFORE ME, the undersigned a Notary Public in and for said County and State on this day personally appeared ___________________________________ known to me to be the person whose name is that the foregoing instrument, and acknowledged to me that he executed such instrument for the purpose and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF THIS OFFICE, this ____ day of __________, 199_.


My commission expires:                      ____________________________________
                                            Notary Public in and for __________,
                                            County of ________________.

                                                                 EXHIBIT 10.110a







                              COMMODATUM AGREEMENT




                                     between




                           WILSHIRE TECHNOLOGIES, INC.
                                 as the "Bailor"






                                       and





                    WILSHIRE INTERNATIONAL DE MEXICO,DE C.V.
                                 as the "Bailee"

                                      INDEX


CLAUSE                                                                        PAGE
------                                                                        ----
                Recitals.......................................................1.

      I         Purpose of the agreement.......................................1.

      II        Delivery of Equipment..........................................2.

      III       Maintenance Expenses...........................................2.

      IV        Location of Equipment..........................................2.

      V         No disposition or encumbrances.................................3.

      VI        Use of Equipment...............................................3.

      VII       Preservation of Equipment......................................3.

      VIII      Loss of Equipment..............................................3.

      IX        Insurance......................................................3.

      X         Return of Equipment............................................3.

      XI        Disclaimer of liability........................................4.

      XII       Inspection.....................................................4.

      XIII      Compliance with laws...........................................4.

      XIV       Expenses.......................................................4.

      XV        Recovery of Equipment..........................................4.

      XVI       Term...........................................................4.

      XVII      Jurisdiction...................................................4.

EXHIBIT

            A   List of Equipment

COMMODATUM AGREEMENT ENTERED INTO BY AND BETWEEN WILSHIRE TECHNOLOGIES, INC., ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF CALIFORNIA, UNITED STATES OF AMERICA (HEREINAFTER REFERRED TO AS THE "BAILOR" AND BY WILSHIRE INTERNATIONAL DE MEXICO, S.A. DE C.V., A MEXICAN CORPORATION (HEREINAFTER REFERRED TO AS THE "BAILEE"), PURSUANT TO THE FOLLOWING RECITALS AND CLAUSES:


                                    RECITALS


A. That the Bailor and the Bailee, through their representatives, state that they are parties to that certain Assembly (Maquila) Agreement dated as of February 3, 1998, (the "MAQUILA AGREEMENT"), under which the Bailee agreed to provide certain services with regard to products of the Bailor.

B. The Bailor, through its representative, states that it is the owner of the machinery and equipment object of this Agreement and that it wishes to grant in commodatum to Bailee the machinery and equipment listed and described in EXHIBIT "A" which is attached to this Agreement, (hereinafter referred as the "EQUIPMENT").

C. The Bailee, through its representative, states that, in order to carry out its obligations under the Maquila Agreement, it requires from the Company the delivery in bailment (commodatum) the Equipment.

D. The Bailor states that for all legal purposes it has its domicile at 5861 Edison Place, Carlsbad, California, United States of America.

E. The Bailee states that for all legal purposes it has its domicile at San Antonio del Mar 20301 A, Parque Industrial Valle del Sur, Tijuana, Baja California, Mexico.


In consideration of the foregoing, the parties agree to the following:


                                     CLAUSES

FIRST.- PURPOSE OF THE AGREEMENT. Bailor gratuitously grants to Bailee the use of the Equipment referred to in Recital B. of this Agreement, for the exclusive purpose stated in Recital C.. At all times, title and ownership of the Equipment shall remain vested in Bailor.

SECOND.- DELIVERY OF EQUIPMENT. Bailor shall deliver the Equipment to Bailee in commodatum, at the times agreed to by the parties. The parties may from time to time amend the list attached as Exhibit "A" so that it may include machinery which may be delivered to Bailee in the future by Agreement of the parties. The Equipment shall be complete with all their parts additions, accessories and peripherals in operating condition.

Bailor will deliver the Equipment at R.L. Jones Customs Brokers, Calexico, California, United States of America or such other customs broker as the Bailor may designate, and the Bailee shall import the Equipment into Mexico under the temporary importation regime under Bailee's Maquiladora Program. Any item added to the Equipment delivered to the Bailee in the terms and conditions herein established shall continue to be imported on a temporary basis and must be used in the domicile located at San Antonio del Mar 20301 A, Parque Industrial Valle del Sur II, Tijuana, Baja California, Mexico.

Bailee shall comply with all legal provisions applicable to the temporary importation of the Equipment and shall provide all the administrative services necessary to carry out the importation of the Equipment into Mexico. Bailee shall appear as the importer of record of the Equipment in all the paperwork and documents used for such importation into Mexico, however, it is expressly agreed that Bailor is and shall continue to be the owner of the Equipment, thus the commercial invoice to be utilized to import the Equipment into Mexico shall have a provision stating the following:

            "THIS COMMERCIAL INVOICE IS ISSUED EXCLUSIVELY FOR CUSTOMS PURPOSES IN ORDER TO IMPORT INTO MEXICO THE GOODS COVERED BY SAME AND THEREFORE DOES NOT TRANSFER THE OWNERSHIP OF THE GOODS. IN ADDITION, THE ISSUER RESERVES ITSELF TITLE OVER SUCH GOODS."

Bailee shall keep in the domicile designated in Recital E. herein the permits, licenses and official documentation pertaining to the importation into Mexico of the Equipment.

Bailor shall assume the costs of all duties, fees, expenses and customs brokers= fees, Mexican and American, incurred in importing, exporting and transporting the Equipment in Mexico pursuant to the terms and conditions set forth herein.

THIRD.- MAINTENANCE EXPENSES. The necessary expenses for the use, maintenance, repair and preservation of the Equipment hereby given in commodatum will be the exclusive responsibility of Bailee.

FOURTH.- LOCATION OF EQUIPMENT. Bailee shall maintain the Equipment at its current domicile and may not remove it from said location without the prior written consent of Bailor.

FIFTH.- NO DISPOSITION OR ENCUMBRANCES. Bailee shall not sell, assign its rights hereunder or in any manner encumber, pledge or otherwise cause a lien on the Equipment. Bailee further agrees to protect the Equipment from any and all third party claims and for such purposes agrees and undertakes to file this Agreement for registration with the Public Registry of Property and Commerce of Tijuana, Baja California, Mexico, within thirty (30) days following its date of execution.

SIXTH.- USE OF EQUIPMENT. Bailee promises to use the Equipment only and exclusively for the purposes for which it was built, and will gear its operations to the capabilities thereof.

SEVENTH.- PRESERVATION OF EQUIPMENT. Bailee covenants and agrees to diligently preserve and maintain the Equipment in the state in which it is received.

EIGHTH.- LOSS OF EQUIPMENT. Bailee shall be liable towards Bailor for the total or partial loss of the Equipment, as well as for the deterioration suffered thereby, except for the deterioration deriving from its normal use, Bailee shall also be liable in the event of loss of the Equipment when such is a result of fortuitous cause or force majeure, and until the Equipment is returned to Bailor pursuant to the terms of this Agreement.

NINTH.- INSURANCE. Bailee must contract with an authorized company, for extended coverage insurance covering the Equipment for an amount not less than the replacement value of the same, as indicated by Bailor, and must name Bailor as the beneficiary of such insurance.

TENTH.- RETURN OF EQUIPMENT. Bailee shall cease using and immediately return the Equipment to Bailor when Bailor so requests and at the place where Bailor so requests, as no specific duration for the commodatum has been agreed upon hereunder; and therefore, pursuant to Article 2385 of the Civil Code for the State of Baja California, Bailor has the right to demand the return of the Equipment at any time, in which case this Agreement will terminate.

ELEVENTH.- DISCLAIMER OF LIABILITY. Bailor does not assume any responsibility or commitment towards Bailee, or towards any third party, with respect to their personal property or to their persons, resulting from the possession or use of the Equipment or from the lack of skill in using such Equipment, nor for any other reason whatsoever. Bailee agrees to indemnify and hold Bailor harmless with respect to any such responsibility, liability or commitment.

TWELFTH.- INSPECTION. Bailor reserves unto itself the right to inspect the Equipment at any time whatsoever, for the purpose of verifying the correct use and operation thereof.

THIRTEENTH.- COMPLIANCE WITH LAWS. Bailee covenants, at its own cost, to comply with all laws, regulations and other legal provisions applicable to the Equipment and to notify Bailor immediately, in writing, of any claim, demand, litigation, or any other lien, that might affect the Equipment.

FOURTEENTH.- EXPENSES. All expenses related to the use, operation, security measures, maintenance and operation of the Equipment will be borne by Bailee.

FIFTEENTH.- RECOVERY OF EQUIPMENT. Bailor will have the right to recover the Equipment at any time and Bailee covenants to return it upon request by Bailor at the place where Bailor so requests. All expenses, including but not limited to, Mexican customs fees, export duties, transportation, and any other type of expense will be the exclusive responsibility of Bailee.

SIXTEENTH.- TERM. Unless earlier terminated pursuant to Clause Tenth hereof, this Agreement will terminate immediately upon receipt by Bailee of written notice from Bailor.

SEVENTEENTH.- JURISDICTION. For the interpretation and fulfillment of this agreement, the parties hereby expressly submit to the jurisdiction of the competent courts in the City of Tijuana, State of Baja California, Mexico, expressly waiving any other jurisdiction that might correspond to them by virtue of their present or future domicile or for any other reason whatsoever.

This agreement is executed in triplicate, Carlsbad, California, United States of America, on February 3, 1998.



            BAILOR                                          BAILEE
   Whilshire Technologies, Inc.                Wilshire International de Mexico,
                                                          S.A. de C.V.


By  /s/ James W. Klingler                      By  /s/ Alan R. Seacord
   -----------------------------                  ------------------------------
Name:  Mr. James W. Klingler                    Name:  Alan R. Seacord
Title: Chief Financial Officer                  Title: General Manager






             WITNESS                                        WITNESS


--------------------------------               ---------------------------------
      /s/ Christine Murphy                            /s/ Christine Murphy